Acquisition of Smurfit-Stone Container Corporation January 24, 2011 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.  RockTenn cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements regarding the anticipated closing date of the transaction, the successful closing of the transaction and the integration of Smurfit-Stone as well as opportunities for operational improvement including but not limited to cost reduction and capital investment, the strategic opportunity and perceived value to RockTenn and shareholders of the transaction, the opportunity to recognize benefits from Smurfit-Stone’s NOLs, the transaction’s impact on, among other things, RockTenn’s business mix, margins, transitional costs and integration to achieve the synergies and the timing of such costs and synergies and earnings. With respect to these statements, RockTenn and Smurfit-Stone have made assumptions regarding, among other things, whether and when the proposed transaction will be approved; whether and when the proposed transaction will close; the availability of financing on satisfactory terms; the amount of debt RockTenn will assume; the results and impacts of the acquisition; preliminary purchase price allocations which may include material adjustments to the preliminary fair values of the acquired assets and liabilities; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in RockTenn and Smurfit-Stone’s businesses and possible adverse actions of our respective customers, competitors and suppliers. Further, Rock-Tenn and Smurfit-Stone’s businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials;
fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in RockTenn and Smurfit-Stone’s filings with the Securities and Exchange Commission, including under the caption “Business – Forward-Looking Information” and “Risk Factors” in RockTenn’s Annual Report on Form 10-K for the
most recently ended fiscal year and “Business – Risk Factors” and “Forward-Looking Information” in Smurfit-Stone’s Annual
Report on Form 10-K for the most recently ended fiscal year. The information contained herein speaks as of the date hereof and neither RockTenn nor Smurfit-Stone have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information
Additional Information and Where to Find It
In connection with the proposed transaction, RockTenn and Smurfit-Stone will be filing documents with the Securities and
Exchange Commission (the “SEC”), including the filing by RockTenn of a registration statement on Form S-4 that will include a joint proxy statement of RockTenn and Smurfit-Stone that also constitutes a prospectus of RockTenn.  RockTenn and Smurfit-
Stone stockholders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus when they become available, as well as other documents filed with the SEC, because they will contain important information.
The final joint proxy statement/prospectus will be mailed to stockholders of RockTenn and stockholders of Smurfit-Stone.
Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov, or by contacting RockTenn Investor Relations at (678) 291-7901 or
Smurfit-Stone Investor Relations at (314) 656-5553 or Smurfit-Stone Media Relations at (314) 656-5827.
Participants in the Merger Solicitation
RockTenn, Smurfit-Stone and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information concerning
RockTenn’s executive officers and directors is set forth in its definitive proxy statement filed with the SEC on December 17,
2010.  Information concerning Smurfit-Stone’s executive officers and directors is set forth in its annual report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on  March 2, 2010, and in its current report on Form 8-K filed on July 7, 2010.  Additional information regarding the interests of participants of RockTenn and Smurfit-Stone in the solicitation of proxies in respect of the transaction will be included in the above-referenced registration statement on Form S-4 and joint proxy statement/prospectus when it becomes available.  You can obtain free copies of these documents from RockTenn and
Smurfit-Stone using the contact information above.

Transaction Overview

RockTenn has agreed to acquire Smurfit-Stone Container Corporation, the second-largest North American containerboard and corrugated container manufacturer
– Combined pro forma company total net sales exceeding $9 billion and Pro Forma
Adjusted EBITDA of $1.34 billion
(1)
, pre-synergies
Purchase price of $35/share, payable 50% in cash and 50% in RockTenn shares
Total purchase consideration of $5.0 billion, including Smurfit-Stone net debt of
$0.7 billion at 12/31/10 and after-tax unfunded pension liability of $0.7 billion
– Purchase price is 6.1 times Q4 2010 annualized Adjusted EBITDA of $820 million
Estimated credit agreement leverage ratio of 2.76 times funded debt at close
Transaction is accretive to RockTenn shareholders on a pro forma historical basis
– accretion of 16.5% per diluted RockTenn share (1)
(1) Pro Forma Adjusted EBITDA is RockTenn LTM 12/31/10 Credit Agreement EBITDA plus annualized Smurfit-Stone Adjusted EBITDA for three months ended
12/31/2010

Consumer Packaging 16%
Corrugated Packaging 76%
Specialty Paperbd 4%
Merch. Displays 4%

Consumer Packaging 21%
Corrugated Packaging 73%
Specialty Paperbd 2%
Merch. Displays 4%

URB 4%
CRB 7%
Recycled Container-board 22%
Virgin Container-board 57%
Kraft 1%
Pulp 4%
SBS 5%

The New RockTenn

Segment EBITDA Mix Paperboard Capacity Mix Segment Sales Mix
Total Segment EBITDA: $337m
(Quarter ended 12/31/10)
(1)
Total Capacity: 9.4 million tons
Fiber Mix
(2)
:
55% virgin
45% recycled
Total Segment Sales: $2.4B
(Quarter ended 12/31/10)
(1)
(1)
Segment sales and segment EBITDA assume 100% of Smurfit-Stone sales and Adjusted EBITDA are reported in RockTenn’s Corrugated Packaging segment
(2)
Virgin containerboard includes some recycled fiber input

Compelling Strategic Acquisition
Containerboard has become a very good business
US virgin containerboard is a highly strategic global asset
Smurfit-Stone’s assets are much lower cost than before their transformation
Ample opportunities to improve cost position through continued transformation of box plant system and investments in mills
Estimated annual transaction synergies run rate of $150 million within 24 months after transaction close
6
RockTenn’s customer-focused value approach to the market, disciplined execution and record of continuous operational and administrative excellence provide broad runway for operational gains

RockTenn

Stouffer's
Family Pack Single
macaroni & cheese
NO PRESERVATIVES

Acquisition Consistent with RockTenn’s Core
Business Principles
7 7
Providing superior paperboard, packaging and marketing
solutions for consumer products companies at very low
costs
RockTenn‘s expanded network of mills and converting plants are cost-competitive with new opportunities to further optimize the combined system
Investing for competitive advantage
RockTenn’s and Smurfit-Stone’s assets are well-capitalized, with significant identified opportunities for further profit-improving investments
Maximizing the efficiency of our manufacturing processes
by optimizing economies of scale
Acquisition results in increase in economies of scale
Systematically improving processes and reducing costs
throughout the Company
Acquisition combines RockTenn’s Six Sigma continuous
improvement method with Smurfit-Stone’s Lean Manufacturing
method to further optimize manufacturing and administrative
processes
Seeking acquisitions that can dramatically improve the
business
Acquisition brings increased scale and strong nationwide customer relationships and rebalances RockTenn’s fiber sourcing
RockTenn will be the most respected company in our business by:

Transaction Highlights

Consideration Fixed ratio of 0.30605 RKT shares per SSCC share plus $17.50 in cash per SSCC share
Ownership 56% RockTenn / 44% Smurfit-Stone
Refinance of Existing
Smurfit-Stone Debt
Refinance of Smurfit-Stone debt (estimated $745 million at 12/31/10, after giving effect to $449 million in Smurfit-Stone cash)
Synergies $150 million of annual run-rate synergies, to be achieved within 24 months of close
Board of Directors 13 Directors - 10 from RockTenn / 3 from Smurfit-Stone
Senior Leadership Team
James A. Rubright - Chairman, CEO
Steven C. Voorhees - EVP, CAO and CFO
James B. Porter III - EVP, Corrugated Packaging
Headquarters Corporate HQ in Norcross, GA
Transaction Close
Expected in the second calendar quarter of 2011, subject to shareholder vote and customary approvals
Financing Committed financing from Wells Fargo, Rabobank, and SunTrust million tons
42
40
38
36
34
32
30
28
26
40.9
40.7
40.4
39.6
39.4
39.6
39.0
39.1
39.8
39.7
37.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

million tons
42
40
38
36
34
32
30
28
26
3.2
2.9
2.9
3.0
3.1
3.7
3.7
4.6
4.9
4.5
5.1
33.7
32.4
33.9
33.3
35.0
33.8
34.3
33.5
31.8
29.1
30.7
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Net Exports
North American Demand

Capacity Change
Operating Rate
million tons
operating rate
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
100%
95%
90%
85%
80%
75%
70%
65%
60%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
YTD2010*

3.2
3.0
2.8
2.6
2.4
2.2
2.0
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
00
01
02
03
04
05
06
07
08
09
10
Million Tons (Left)
Weeks (Right)

North American Containerboard Demand North American Containerboard Production Capacity
North American Containerboard Inventory Levels
Source: RISI
Strong North American Containerboard Fundamentals
NA Containerboard Capacity Change and Operating Rate

77%
74%
55%
30%
29%
15%
23%
26%
45%
70% 71%
85%
Africa North
America
Oceania Latin
America
Europe Asia
Virgin Recycled
North American Containerboard Is Low-cost in the World
Market
10
Global Capacity by Fiber Type Global Containerboard Cost Per Ton by Region
North America holds a cost advantage versus other regions
Significant share of global market capacity is recycled, and that share is expected to grow
$279
$292
$302
$320 $320
$383
Oceania North
America
Latin
America
Africa Europe Asia
Source: RISI
Total Capacity
1.5 2.5 8.0 29.3 46.1 37.4
Capacity (mm tons)

100%
27%
73%
28%
72%
27%
73%
18%
82%
18%
82%
18%
82%
55%
45%
2004
2005
2006
2007
2008
2009
2010
PF 2011
Recycled
Virgin

Grade #PMs Recycled Tons Virgin Tons Total Tons
Linerboard 15 528,000            4,174,000         4,702,000
Medium 12 1,584,000         1,190,000         2,774,000
SBS 2 -                      475,000            475,000
CRB 7 620,000            -                      620,000
URB 6 380,000            -                      380,000
Pulp 2 -                      375,000            375,000
Kraft 1 -                      79,000               79,000
Total 45 3,112,000         6,293,000         9,405,000
Diversified Containerboard and Paperboard Mill System
11
Rebalancing RockTenn’s fiber sourcing to
55% virgin / 45% recycled
45 paper machines across 25 mills,
producing the most attractive grades of
containerboard and paperboard
Fiber Mix Mill Capacity by Grade
Note: Some virgin containerboard is manufactured with some recycled content

Containerboard Footprint
RockTenn Box Plants
RockTenn Mills
Smurfit-Stone Box Plants
Smurfit-Stone Mills
Not shown: 3 Smurfit-Stone box plants in Mexico and 1 in Puerto Rico
Hodge, LA
Kraft Linerboard
Capacity: 808,000 tons
Panama City, FL
Kraft Linerboard
Capacity: 337,000 tons
Hardwood Market Pulp
Capacity: 275,000 tons
Seminole, FL
Recycled Medium
Capacity: 200,000 tons
Recycled Linerboard
Capacity: 388,000 tons
Fernandina Beach, FL
Kraft Linerboard
Capacity: 930,000 tons
Stevenson, AL
Semi-Chemical Medium
Capacity: 885,000 tons
Florence, SC
Kraft Linerboard
Capacity: 683,000 tons
Hopewell, VA
Kraft Linerboard
Capacity: 443,000 tons
West Point, VA
Kraft Linerboard
Capacity: 309,000 tons
White Top Linerboard
Capacity: 399,000 tons
Recycled Medium
Capacity: 184,000 tons
Uncasville, CT
Recycled Linerboard
Capacity: 165,000 tons
Coshocton, OH
Semi-Chemical Medium
Capacity: 305,000 tons
Solvay, NY
Recycled Linerboard
Capacity: 600,000 tons
Recycled Medium
Capacity: 200,000 tons
St. Paul, MN
Recycled Medium
Capacity: 200,000 tons
Matane, QC
Semi-Chemical Medium
Capacity: 176,000 tons
La Tuque, QC
White Top Linerboard
Capacity: 345,000 tons
SBS
Capacity: 131,000 tons

RockTenn

Solvay, NY
Coshocton, OH
Stevenson, AL
Panama City, FL
Fernandina , FL
Hopewell, VA
Uncasville, CT
Hodge, LA
Florence, SC
Matane, QC
St. Paul, MN
Jacsonville, FL
West Point, VA

Combined business has predominately first, second and third quartile containerboard assets
– Smurfit-Stone has closed 8 mills 2005 - present
Smurfit-Stone has taken out significant costs over the last three years, with further improvements ahead
Well-capitalized, Low-cost Containerboard
Manufacturing Assets
13
$293/ton
Industry Average
Source:  Q3 2010 RISI and company data
Note: La Tuque bleached liner/SBS mill not shown on cost curve chart
Containerboard Cost Curve – Sep Qtr 2010
-
50
100
150
200
250
300
350
400
450
500

$900
$800
$700
$600
$500
$400
$300
$200
$100
$ / ton
Demopolis, AL

$600
$500
$400
$300
$200
$100
$ / ton
Dallas, TX
Battle Creek, MI
St. Paul, MN
Delaware Water Gap, PA
Sheldon Springs, VT

RockTenn’s Bleached Paperboard and Coated Recycled Board
Low-cost Capacity
Source:  RISI, Folding Carton Grade only
RISI Bleached Board Cost Curve – Sep Qtr 2010
RISI CRB Cost Curve – Sep Qtr 2010
Source:  RISI

Produce
8%
Pizza
8%
Protein
7%
Private Label
5%
Other Food/Bev.
18%
Paper Goods
18%
Durable Goods
9%
Graphics
9%
All Other
18%

National
50%
Local
50%

Southeast
15%
Canada
10%
Mexico
3%
West
13%
Central
37%
Northeast
22%

Smurfit-Stone Customer Overview
Container Sales by Account Type
Container Sales by Region
Container Sales by End-Use Segment
Smurfit-Stone container plant customer base is geographically diverse, with 46% of sales from
the food and beverage segment

$300.
$250.
$200.
$150.
$100.
$50.
$0.
16
104
30
148
22
109
26
120
12
97
27
133
2009 Smurfit-Stone
2009 Industry Average
Q32010YTD Smurfit-Stone
Conversion Cost
Repair & Material
Fixed Cost
Reg/Div/Corp OH

Smurfit-Stone Container Plant Investments and Results

The Smurfit-Stone corrugated box plant has
been consolidated with over $550 million of
capital invested since 2007
Targeted investments to:
– Increase throughput and capacity – 29%
increase in plant throughput since 2005
– Reduce number of facilities (53 closed
since 2006), headcount (down 42% since
2006) and conversion costs (down 18%
since 2008)
– Achieve sustainable improvement in
earnings
As a result, total conversion cost per ton is
down 10% compared to 2009
277
298
269
Container Plant Conversion Costs
(7.6%)
2.9%
Source:  FBA and company estimates
Total conversion cost per ton is now 3% lower
than the FBA industry average for 2009

RockTenn

Corrugator MLF/MH
24.1
32
31
30
29
28
27
26
25
24
23
Q305
Q106
Q306
Q107
Q307
Q108
Q308
Q109
Q309
Q110
Q310

RDC MSF/MH
43
41
39
37
35
33
31
29
27
25
Q305
Q106
Q306
Q107
Q307
Q108
Q308
Q109
Q309
Q110
Q310

FFG KICKS/MH
Up 47%
4.8
4.6
4.4
4.2
4.0
3.8
3.6
3.4
3.2
3.0
Q305
Q106
Q306
Q107
Q307
Q108
Q308
Q109
Q309
Q110
Q310

Total Cost Per Ton (no materials)
$426
$348
$440
$430
$420
$410
$400
$390
$380
$370
$360
$350
$340
$330
$320
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310

17 Improving Container Plant Metrics 31.6 4.60 3.12 40.6 26.1 Up 56% Up 31% Down 18% Smurfit-Stone container plants are more efficient and lower cost than perceived

Significant Targeted Synergies

– Box plant optimization
– Logistics optimization
Manufacturing Optimization
Purchasing, Fiber Sourcing and Transportation
Corporate Overhead
– Public company costs
– Management and facility integration
– IT integration
– Economies of scale
– Alignment and optimization
Annual
Synergies
($m)
Manufacturing
Optimization
Purchasing, Fiber
Sourcing, and
Transportation
Corporate
Overhead
$0
$50
$100
$150
$200

19 19
Smurfit-Stone’s corrugated assets will be combined with RockTenn’s corrugated assets under the leadership of Jim Porter with a four-pronged integration strategy:
•
Complete the box plant consolidation and optimization strategy initiated by SSCC management
•
Opportunities to invest capital in the mill system and optimize the footprint to reduce cost and maximize production efficiency
•
Apply the RockTenn management model to the box plant system, driving product innovation, customer satisfaction and low-cost manufacturing while maximizing sales revenue
•
Consolidate the divisional entity into one RockTenn headquarters located in Norcross, GA
Administrative integration to be led by Steve Voorhees, who led the successful Gulf States and
Southern Container integrations
Integration Strategy

Smurfit-Stone Pension Overview

Pension Asset and Liability Overview
Projected Pension Expense and Contributions
Smurfit-Stone Projected Pending Funding Status, Expense and Cash Contributions
(Represents United States and Canadian Defined Benefit Pension Plans)
For the Periods Ending 12/31
2011 2012 2013 2014
Underfunded Amount ($1,004) ($702) ($402) ($122)
Funded % 73% 81% 89% 97%
2011 2012 2013 2014
GAAP Pension Expense $42 $30 $9 ($8)
Cash Contributions $122 $323 $338 $348
12/31/2010
Projected Benefit Obligation $3,862
Asset Values $2,730
Unfunded Amount $1,132
Funded Ratio 71%
Discount Rate (US) 5.32%
Discount Rate (Canada) 5.15%
Rate of Return Assumption (US) 7.75%
Rate of Return Assumption (Canada) 6.30%

Financing Overview and Capitalization Table
Wells Fargo, SunTrust and Rabobank are
providing $3.7 billion to fund the transaction
Commitment is structured as a senior credit facility
in three tranches:
– $1.2 billion Revolving Credit Facility and
$1.25 billion Term Loan A, both with a five
year maturity
– $1.25 billion Term Loan B with a six year
maturity
Capital structure includes estimated $500 million
liquidity at closing
Capitalization Table
Sources & Uses
21
(millions) Amount Amount
New Equity issued 1,768         Purchase of Smurfit-Stone Equity 3,536
Smurfit-Stone Existing Cash 442            Retirement of Smurfit-Stone Debt 1,156
$1.2B New Revolver 632            Retirement of RockTenn Debt 469
New Term Loan A 1,250         Financing Fees 89
New Term Loan B 1,250         Executive Contract Payments 42
Smurfit-Stone Transaction Costs 30
RockTenn Transaction Costs 20
Total Sources 5,342         Total Uses 5,342
Sources of Funds Uses of Funds
(millions)
Actual %
$1.2 billion Revolver 631.9 $     9.6%
Term Loan A 1,250.0 19.0
Term Loan B 1,250.0 19.0
2011 Notes 154.7 2.4
2013 Notes 80.5 1.2
Receivables due 2012 0.0 0.0
Other Secured Debt 36.1 0.5
2016 Notes 300.0 $     4.6%
Other -              -
Total Net Debt 3,703.2 $  56.3%
Shareholders' Equity 2,877.8 43.7
Total Capitalization 6,581.0 $  100.0%
Pro Forma Adjusted EBITDA
(1)
1,341.6 $
Pro Forma Leverage Ratio
2.76x
Capitalization at Close
(1)
Pro Forma Adjusted EBITDA is RockTenn LTM 12/31/10 Credit Agreement EBITDA plus annualized Smurfit-Stone Adjusted EBITDA for three months ended
12/31/201010

Conclusion
Combined RockTenn and Smurfit-Stone
– #2 producer of containerboard in North America
– #2 producer of coated recycled board in North America
– Management team with strong record of shareholder value creation and excellent record of integrating acquisitions
– The mix of fiber inputs is 55% virgin fiber and 45% recycled fiber
– Expands geographic footprint to the Midwest and West Coast
– Conservative capital structure with significant liquidity at close
– Opportunity to improve results through cost reduction and capital investment

We believe the acquisition of Smurfit-Stone represents a significant opportunity to continue our track record of creating shareholder value

EBITDA Definitions
Pro Forma Adjusted EBITDA (as defined)
Pro Forma Adjusted EBITDA is calculated as the sum of RockTenn’s Credit Agreement EBITDA and Smurfit-Stone’s Adjusted
EBITDA plus pro forma adjustments consistent with the two.
Credit Agreement EBITDA
RockTenn’s “Credit Agreement EBITDA” is calculated in accordance with the definition contained in our existing Senior Credit
Facility. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense, income taxes of the consolidated companies determined in accordance with GAAP, depreciation and amortization expense of the consolidated companies determined in accordance with GAAP, certain non-cash and cash charges incurred, and charges taken resulting from the impact of changes to accounting rules related to the expensing of stock options.
Smurfit-Stone’s Adjusted EBITDA
Smurfit-Stone’s EBITDA is generally defined as Net income plus: interest expense, income taxes, interest expense, net and depreciation, depletion and amortization. Adjusted EBITDA is defined as EBITDA adjusted for reorganization items, restructuring charges and gain or loss on disposal of assets.